EX-99.906CERT


           CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Earle A. Malm II, President of HighMark Funds (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    9/29/10                       /s/ Earle A. Malm II
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                                       Earle A. Malm II, President
                                       (principal executive officer)


I, Pamela O'Donnell, Chief Financial Officer of HighMark Funds (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    9/29/10                       /s/ Pamela O'Donnell
     ----------------------          -------------------------------------------
                                       Pamela O'Donnell, Chief Financial Officer
                                       (principal financial officer)